Semiannual Report - Financial Statements

T. Rowe Price

Tax-Exempt Money Fund

August 31, 2001


T. Rowe Price Tax-Exempt Money Fund

Unaudited



Financial Highlights

For a share outstanding throughout each period


Tax-Exempt Money shares

                      6 Months     Year
                        Ended     Ended
                      8/31/01   2/28/01   2/29/00   2/28/99   2/28/98   2/28/97
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period             $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

Investment activities

  Net investment income
  (loss)                0.014     0.036     0.029     0.029     0.032     0.030

Distributions

  Net investment
  income               (0.014)   (0.036)   (0.029)   (0.029)   (0.032)   (0.030)

NET ASSET VALUE

End of period         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

Ratios/Supplemental Data
Total
return(diamond)          1.38%     3.67%     2.94%     2.97%     3.24%     3.05%

Ratio of total
expenses to
average net asset      0.53%!      0.53%     0.53%     0.52%     0.52%     0.55%

Ratio of net
investment
income (loss)
to average
net assets             2.68%!      3.61%     2.91%     2.93%     3.20%     3.00%

Net assets,
end of period
(in thousands)        $734,766  $730,782  $669,615  $710,569  $740,757  $678,135


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        ! Annualized

The accompanying notes are an integral part of these financial statments.


Tax-Exempt Money PLUS shares
--------------------------------------------------------------------------------

                      6 Months            Year                         11/1/98
                         Ended           Ended                         Through
                       8/31/01         2/28/01         2/29/00         2/28/99
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning
of period        $       1.000   $       1.000   $       1.000   $       1.000

Investment activities
Net investment
  income (loss)          0.013           0.034           0.028           0.007

Distributions

Net investment
  income                (0.013)         (0.034)         (0.028)         (0.007)

NET ASSET VALUE
End of period    $       1.000   $       1.000   $       1.000   $       1.000

Ratios/Supplemental Data

Total return
(diamond)                 1.32%           3.44%           2.79%           0.74%

Ratio of total
expenses to average
net assets                0.64%!            0.76%           0.67%         0.99%!

Ratio of net
investment
income (loss)
to average
net assets                2.59%!            3.38%           2.81%         2.01%!

Net assets,
end of period
(in thousands)   $       27,501   $      21,817   $      17,694   $       4,208


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees.

        ! Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2001


Statement of Net Assets                                         Par       Value
--------------------------------------------------------------------------------
                                                                  In thousands

  ALABAMA  2.4%

  Birmingham, GO
       VRDN (Currently 2.05%)                 $ 5,400                $ 5,400

     Capital Improvement,
       VRDN (Currently 2.05%)                   6,765                  6,765

  Tuscaloosa County Board of Ed.,
     Capital Outlay
       VRDN (Currently 2.05%)                   6,215                  6,215

  Total Alabama  (Cost  $18,380)                                      18,380


  ARIZONA  0.1%

  Arizona Transportation Board,
  Maricopa County, Excise Tax
       5.60%, 7/1/02 (AMBAC Insured               400                    410

  Total Arizona (Cost  $410)                                             410


  COLORADO  0.4%

  Colorado Springs Utility
       6.35%, 11/15/01                          1,000                  1,006

       7.00%, 11/15/21
       (Prerefunded 11/15/01!)                    100                    102

  Denver IDR, W. W. Grainger,
       VRDN (Currently 2.20%)                   2,190                  2,190

  Total Colorado (Cost  $3,298)                                        3,298


  DISTRICT OF COLUMBIA  0.7%

  District Columbia
       5.00%, 12/1/01
       (FGIC Insured)
       (Escrowed to Maturity)                   1,185                  1,189

  Henry J. Kaiser Foundation,
       VRDN (Currently 2.20%)                   3,000                 3 ,000

  Multimodal Smithsonian,
       VRDN (Currently 2.10%)                   1,000                  1,000

  Total District of Columbia
  (Cost  $5,189)                                                        5,189


  FLORIDA  2.5%

  Broward County, Water & Sewer
       6.50%, 10/1/17 (FGIC Insured)
       (Prerefunded 10/1/01!)                   1,000                  1,012

  Broward County, GO,
       3.75%, 1/1/02                            4,000                  4,014

  Dade County, GO, Public Improvement
       12.00%, 10/1/01 (FGIC Insu               1,000                  1,006

  Florida Board of Ed., 5.40%, 6/1/04
       (Prerefunded 6/1/02!)                  $   410                $   422

  Florida Board of Ed., GO
       VRDN (Currently 2.11%)                   3,680                  3,680
       5.50%, 1/1/02                            2,200                  2,219

  Florida Dept. of Natural Resources
       6.25%, 7/1/13 (MBIA Insured)
       (Prerefunded 7/1/02!)                      500                    519

  Orlando Utilities Commission
       6.50%, 10/1/20 (Prerefunde               2,555                  2,611

  Reedy Creek Improvement Dist., GO
       3.50%, 6/1/02 (AMBAC Insur                 500                    504

  St. Petersburg HFA, Allegany
     Health-St. Joseph
       7.00%, 12/1/01
       (MBIA Insured) (Prerefunde                 300                    309

  Tampa, Allegany Health Systems
       6.70%, 12/1/07 (MBIA Insured)
       (Prerefunded 12/1/01!)                   2,635                  2,708

  Total Florida (Cost  $19,004)                                       19,004


  GEORGIA  4.9%

  Athens Clarke Unified Gov"t.
     Dev. Auth., Revenue
       VRDN (Currently 2.10%)                  10,000                 10,000

  Atlanta Water and Sewer
       VRDN (Currently 2.08%) (FG               4,995                  4,995

  Cobb-Marietta Coliseum Auth.,
     Coliseum & Exhibit Hall
       6.75%, 10/1/26 (MBIA Insured)
       (Prerefunded 10/1/01!)                   2,300                  2,352

  DeKalb County, GO, 6.65%, 1/1/20
       (Prerefunded 1/1/02!)                    2,265                  2,336

  DeKalb County Hosp. Auth., DeKalb
     Medical Center
       VRDN (Currently 2.10%)                   6,500                  6,500

  Fulton County Dev. Auth.,
       VRDN (Currently 2.05%)                   5,000                  5,000

  Georgia, GO
       5.25%, 10/1/01                           3,000                  3,004
       6.00%, 2/1/02                            1,000                  1,014
       6.60%, 11/1/01                           1,000                  1,006
       7.20%, 3/1/02                            1,140                  1,162

  Total Georgia (Cost  $37,369)                                       37,369


  HAWAII  0.6%

  Hawaii
       VRDN (Currently 2.20%)
       (Prerefunded 9/7/01!)                  $ 3,200                $ 3,200
       5.10%, 6/1/02 (Escrowed to                 515                    523
       6.00%, 11/1/02 (Prerefunde               1,000                  1,015

  Total Hawaii (Cost  $4,738)                                          4,738


  IDAHO  0.4%

  Custer County PCR,
       Amoco Oil, 3.10%, 10/1/01                3,000                  3,000

  Total Idaho (Cost  $3,000)                                           3,000


  ILLINOIS  9.0%

  Chicago Metropolitan Water
  Reclamation Dist.,
     GO, 5.75%, 12/1/01                           500                    504

  Chicago Park Dist., GO,
     TAN, 3.30%, 5/1/02                         5,000                  5,021

  Chicago Public Building Commerce
       5.00%, 2/1/02 (FGIC Insure                 250                    252

  Cook County, GO
       4.70%, 11/15/01 (MBIA Insu                 325                    326
       5.50%, 11/15/01 (FGIC Insu               1,000                  1,004
       6.00%, 11/15/01 (MBIA Insu               1,295                  1,299

  DuPage County, GO, 6.55%, 1/1/21
       (Prerefunded 1/1/02!)                    1,000                  1,032

  Illinois, GO
       VRDN (Currently 2.11%) (FS               5,000                  5,000
       5.125%, 9/1/01 (FGIC Insur               1,425                  1,425

  Illinois Dev. Fin. Auth.,
     Palos Community Hosp.
       VRDN (Currently 2.05%)                  20,000                 20,000

  Illinois EFA, Northwestern Univ.,
       VRDN (Currently 2.10%)                  14,650                 14,650

  Illinois HFA
     Little Co. of Mary Hosp.
       VRDN (Currently 2.15%)
       (MBIA Insured)                          12,405                 12,405

     Northwest Community Hosp.
       VRDN (Currently 3.9%)                    1,850                  1,850

     Univ. of Chicago Hosp.
       VRDN (Currently 2.05%)
       (MBIA Insured)                           1,800                  1,800

  Illinois Sales Tax,
       5.00%, 6/15/02                         $ 1,000                $ 1,018

  Niles Village IDR, W. W. Grainger,
       VRDN (Currently 2.20%)                   1,000                 1 ,000

  Total Illinois (Cost  $68,586)                                      68,586


  INDIANA  2.4%

  Gary IDR, W. W. Grainger,
       VRDN (Currently 2.20%)                     730                    730

  Indiana Dev. Fin. Auth.,
       VRDN (Currently 2.10%)                   5,000                  5,000

  Indiana Office Building Commission
     Fac. Revenue
       VRDN (Currently 2.05%)                   7,600                  7,600

  Mount Vernon PCR, General Electric,
     TECP, 2.55%, 1/17/02                       5,000                 5 ,000

  Total Indiana (Cost  $18,330)                                       18,330


  IOWA  0.1%

  Iowa Fin. Auth., Iowa Health System
       VRDN (Currently 2.00%)
       (AMBAC Insured)                          1,000                  1,000

  Total Iowa (Cost  $1,000)                                            1,000


  KANSAS  1.6%

  Kansas City Dev. Fin Auth.,
     Chesapeake Apartments
       VRDN (Currently 2.04%)                  11,000                 11,000

  Shawnee County
       7.30%, 9/1/07
       (Prerefunded 9/1/01!)                      550                    550

       7.375%, 9/1/09
       (Prerefunded 9/1/01!)                    1,000                  1,000

   Total Kansas
  (Cost $12,550)                                                      12,550


  KENTUCKY  2.0%

  Kentucky Asset/Liability
     Commission General Fund, GO
  TRAN, 2.40%, 6/26/02                         15,000                 15,000

  Total Kentucky
  (Cost $15,000)                                                      15,000


  LOUISIANA  0.8%

  Jefferson Sales Tax Dist.,
       5.00%, 12/1/01 (FSA InsureD)           $   500                 $  502

  Louisiana PFA, Willis
     Knighton Medical Center
       VRDN (Currently 2.15%)
       (AMBAC Insured)                          1,660                  1,660

  New Orleans Aviation Board
       VRDN (Currently 2.10%)
       (MBIA Insured)                           1,700                  1,700

  Plaquemines Port, Harbor and
     Terminal, 4.30%, 9/4/01                    2,360                  2,356

  Total Louisiana
  (Cost $6,218)                                                        6,218


  MAINE  0.2%

  Maine Housing Auth.,
       4.35%, 11/14/01                          1,600                  1,600

  Total Maine
  (Cost $1,600)                                                        1,600


  MARYLAND  19.0%

  Baltimore County, GO
       3.50%, 6/1/02                            3,000                  3,019

     TECP, BAN, 2.55%, 2/8/02                   1,800                  1,800

  Baltimore County Revenue Auth.,
     Golf System
       VRDN (Currently 2.00%)                   3,000                  3,000

  Baltimore IDA, GO,
     Capital Acquisition Program
       VRDN (Currently 1.95%)                   4,250                  4,250

  Frederick County Ed. Fac.,
     Hood College
       VRDN (Currently 2.05%)                   4,100                  4,100

  Gaithersburg Economic Dev.,
     Asbury Methodist
       VRDN (Currently 2.08%)
       (MBIA Insured)                          18,200                 18,200

  Gaithersburg Hospital Fac.,
     Shady Grove Hospital
       8.25%, 9/1/21
       (Prerefunded 9/1/01!)                    3,000                  3,060

  Howard County, GO
       4.25%, 2/15/02                           3,150                  3,166

     BAN, 4.00%, 4/15/02                        2,150                 2,162

  Maryland Economic Dev.,
     Chesapeake Bay Foundation
       VRDN (Currently 2.10%)                   1,600                  1,600

  Maryland HEFA, Mercy Ridge,
       VRDN (Currently 2.10%)                 $ 4,300                $ 4,300

  Maryland HHEFA
     Collington Episcopal Church
       VRDN (Currently 2.08%)                   7,200                  7,200

  Catholic Health Service,
       VRDN (Currently 2.10%)                   9,300                  9,300

  Charlestown Community,
       VRDN (Currently 2.05%)                   6,065                  6,065

  Deaton Hosp.,
       VRDN (Currently 2.10%)                   3,175                  3,175

  Loyola College,
       VRDN (Currently 2.00%)
       (MBIA Insured)                           2,740                  2,740

  Roland Park Country School
       VRDN (Currently 2.00%)                   7,500                  7,500

  Univ. of Maryland Medical System
       VRDN (Currently 2.10%)                     600                    600

  Maryland Ind. Dev. Fin. Auth.,
     McDonogh School Fac.
       VRDN (Currently 2.05%)                   5,470                  5,470

  Maryland State & Local Fac.,
     GO, 4.00%, 2/15/02                            20                     20

  Maryland Water Quality Fin. Admin.,
     Revolving Loan Fund
       6.70%, 9/1/13
       (Prerefunded 9/1/01!)                      400                    408

  Montgomery County, 6.125%,
     10/1/07 (Prerefunded 10/1/01                 500                    511

  Montgomery County, GO
       5.00%, 1/1/02                            6,290                  6,328
       5.40%, 7/1/02                            1,000                  1,024

     TECP, BAN, 2.75%, 9/10/01                  3,600                  3,600

  Montgomery County
     Economic Dev. Auth.
     Howard Hughes Medical Fac.
       VRDN (Currently 2.05%)                     800                    800

  Takoma Hosp.,
     Washington Adventist
       8.25%, 9/1/21
       (Prerefunded 9/1/01!)                    7,000                  7,140

  Univ. of Maryland
     College Park Business School
       VRDN (Currently 2.00%)                  11,075                 11,075

     Equipment Loan Program
       VRDN (Currently 2.00%)                  10,450                 10,450

  Washington Suburban
     Sanitary District
       6.20%, 11/1/02
       (Prerefunded 11/1/01!)                     500                    513

       6.30%, 11/1/03
       (Prerefunded 11/1/01!)                   1,000                  1,025

       6.40%, 11/1/04
       (Prerefunded 11/1/01!)                     125                    128

       6.50%, 11/1/05
       (Prerefunded 11/1/01!)                     900                    923

  Washington Suburban
     Sanitary Dist., GO
       VRDN (Currently 2.10%)                 $10,000                $10,000

  Total Maryland
  (Cost $144,652)                                                    144,652


  MASSACHUSETTS  0.5%

  Massachusetts, GO, 6.25%,
     7/1/02                                     1,650                  1,698

  Massachusetts Water
     Resources Auth.
       6.50%, 12/1/19
       (Prerefunded 12/1/01!)                     700                    719

       6.875%, 12/1/11
       (Prerefunded 12/1/01!)                   1,000                  1,030

  Total Massachusetts
  (Cost $3,447)                                                        3,447


  MICHIGAN  2.0%

  Michigan, GO, Grant
     Anticipation Notes
       VRDN (Currently 1.95%)
       (FSA Insured)                            5,000                  5,000
  Michigan Building Auth., GO
       4.50%, 10/1/01 (AMBAC Insu               1,000                  1,000
       4.50%, 10/15/01                          1,000                  1,002
       5.00%, 10/15/01                          1,900                  1,903

  Michigan Hosp. Fin. Auth.
     McLaren Obligated Group
       7.50%, 9/15/21
       (Prerefunded 9/15/01!)                   1,450                  1,481

  Trinity Health,
       VRDN (Currently 2.10%)                   5,000                  5,000

  Total Michigan
  (Cost $15,386)                                                      15,386


  MINNESOTA  4.8%

  Minneapolis & St. Paul
     Metropolitan Apartments
       VRDN (Currently 2.11%)
       (FGIC Insured)                           3,115                  3,115

  Minnesota, GO
       VRDN (Currently 2.11%)                   6,700                  6,700
       5.00%, 5/1/02
       (MBIA Insured)                           1,000                  1,012

  Minnesota Housing Fin.
     Agency, Single Family Mortgage
       4.40%, 11/29/01                          2,600                  2,600

  Minnesota Public Fac. Auth.,
     Water Pollution
       VRDN (Currently 2.11%)                   5,300                  5,300

  Rochester Health Care Facility

     TECP, 2.25%, 12/11/01                      2,800                  2,800

     TECP, 2.30%, 1/11/02                     $10,000                $10,000

     TECP, 2.50%, 11/15/01                      5,000                  5,000

  Total Minnesota
  (Cost $36,527)                                                      36,527


  MISSISSIPPI  0.3%

     Mississippi, GO, 5.00%, 11/1                 500                    502

  Rankin County PCR,
     Siemens Energy & Automation
       VRDN (Currently 2.10%)                   1,600                  1,600

  Total Mississippi
  (Cost $2,102)                                                        2,102


  MISSOURI  0.2%

  Sikeston, 6.25%, 6/1/22
     (MBIA Insured)
     (Prerefunded 6/1/02!)                      1,200                  1,252

  Total Missouri
  (Cost $1,252)                                                        1,252


  NEBRASKA  0.3%

  Nebraska Public Power Dist.,
     6.00%, 1/1/06
     (Prerefunded 1/1/02!)                      1,500                 1 ,542

  Omaha Public Power Dist.,
     6.40%, 2/1/11
     (Prerefunded 2/1/02!)                        500                    515

  Total Nebraska
  (Cost $2,057)                                                        2,057


  NEVADA  1.9%

  Clark County, GO,
       VRDN (Currently 2.11%)
       (FGIC Insured)                           8,415                  8,415

  Nevada Housing Division,
     Single Family Mortgage,
     3.20%, 10/1/01                               745                    745

  Truckee Meadows Water Auth.
       VRDN (Currently 2.11%)
       (FSA Insured)                            5,610                  5,610

  Total Nevada
  (Cost $14,770)                                                      14,770


  NEW JERSEY  2.8%

  New Jersey, TECP,
     2.35%, 1/14/02                             5,000                  5,000

  New Jersey EFA, Higher Ed.,
     Capital Improvement,
     5.00%, 9/1/01                              1,300                  1,300

  New Jersey Housing Fin.
     Agency, 6.40%, 11/1/01                       500                    502

  New Jersey, TECP, 2.35%, 2/8/02              10,000                 10,000

  New Jersey Transportation
     Trust Fund Auth.
       5.30%, 12/15/01
       (Escrowed to Maturity)                     150                    150

       6.00%, 6/15/02
       (AMBAC Insured)                          4,235                  4,353

  Total New Jersey
  (Cost $21,305)                                                      21,305


  NEW MEXICO  0.2%

  Albuquerque, GO, 4.00%, 7/1/02              $ 1,550                $ 1,569

  Total New Mexico
  (Cost $1,569)                                                        1,569


  NEW YORK  0.8%

  New York City Transitional Fin.
  Auth., VRDN (Currently 1.80%)                 6,000                 6 ,000

  Total New York
  (Cost $6,000)                                                        6,000


  NORTH CAROLINA  1.0%

  Charlotte,
       VRDN (Currently 2.13%)
       (MBIA Insured)                           3,000                  3,000

  Mecklenburg Hosp. Auth.,
  North Carolina Health Care
  VRDN (Currently 2.05%)                        2,200                  2,200

  Mecklenburg County, 6.25%,
  1/1/11 (Prerefunded 1/1/02!)                    375                    386

  Mecklenburg County, GO,
  4.30%, 2/1/02                                   955                    961

  North Carolina, GO,
     Prison & Youth Services Fac.
       6.10%, 3/1/04 (Prerefunded               1,000                  1,023

  Total North Carolina
  (Cost $7,570)                                                        7,570


  OHIO  2.1%

  Carroll County Hosp.
     Improvement Revenue
     Timken Mercy Medical Center
       7.125%, 12/1/18
       (Prerefunded 12/1/01!)                   1,000                  1,031

  Cuyahoga County Hosp.
  Cleveland Clinic Foundation
       VRDN (Currently 2.10%)                   5,000                  5,000

  Ohio Public Fac. Commission
     Higher Ed. Capital Fac.

       4.50%, 12/1/01                             250                    250

       5.375%, 11/1/01
       (AMBAC Insured)                          1,000                  1,002

  Ohio, GO, 4.50%, 5/1/02                         500                    506

  Ohio Building Auth.,
     6.50%, 10/1/01                             1,000                  1,003

  Ohio Turnpike Commission,
     Turnpike Revenue
       VRDN (Currently 2.11%)
       (FGIC Insured)                           7,495                  7,495

  Total Ohio
  (Cost $16,287)                                                      16,287


  OREGON  2.2%

  Oregon Housing & Community Services Dept.
     Single Family Mortgage
       3.20%, 3/28/02                         $10,000                $10,000
       4.40%, 11/28/01                          5,000                  5,000

  Port of Morrow PCR, 6.375%,
  4/1/08 (Prerefunded 4/1/02!)                  1,500                  1,527

  Total Oregon
  (Cost $16,527)                                                      16,527


  PENNSYLVANIA  3.3%

  Lehigh County General
     Purpose Auth., Wiley House
       9.50%, 11/1/16
       (Prerefunded 11/1/01!)                   1,000                  1,029

  Montgomery County IDA, W. W. Grainger
       VRDN (Currently 2.20%)                   1,230                  1,230

  Northampton County Higher Ed.,
     Lafayette College
       VRDN (Currently 1.95%)                   2,800                  2,800

  Pennsylvania, 6.30%, 11/15/05
     (Prerefunded 11/15/01!)                      500                    510

  Pennsylvania, GO
       5.00%, 10/15/01                          1,500                  1,504

       6.60%, 11/1/10
       (Prerefunded 11/1/01!)                   1,500                  1,530

  Pennsylvania Higher Ed. Fac.,
     Univ. of Pennsylvania,
       7.00%, 9/1/01                            2,000                  2,000

  Pennsylvania Turnpike
     Commission, 7.15%, 12/1/11
       (FGIC Insured)
       (Prerefunded 12/1/01!)                     450                    462

  Philadelphia HEFA, Jefferson Health,
     3.35%, 3/27/02                            12,900                 12,900

  Philadelphia Municipal
     Auth., 7.125%, 11/15/18
       (FGIC Insured)
       (Prerefunded 11/15/01!)                    500                    514

  Pittsburgh Water and Sewer Auth.
       6.75%, 9/1/10 (FGIC Insured)
       (Prerefunded 9/1/01!)                    1,000                  1,020

  Total Pennsylvania
  (Cost $25,499)                                                      25,499


  SOUTH CAROLINA  2.6%

  Greenville Hosp. Systems Hosp.
       Fac., 4.80%, 5/1/02                        500                    507

  Richland County, GO,
       3.50%, 3/1/02                            1,375                  1,381

  South Carolina Public Service Auth.
       5.00%, 1/1/02                            4,300                  4,329

     Santee Cooper, 6.625%,
     7/1/31 (Prerefunded 7/1/02!)               7,000                 7 ,376

  Spartanburg County,
     Siemens Energy & Automation
       VRDN (Currently 2.10%)                 $ 6,400                $ 6,400

  Total South Carolina
  (Cost $19,993)                                                      19,993


  SOUTH DAKOTA  3.4%

  South Dakota HEFA
     Avera Health
       VRDN (Currently 2.15%)
       (MBIA Insured)                           7,140                  7,140

     Sioux Valley Hosp.,
       VRDN (Currently 2.15%)                  14,745                 14,745

  South Dakota HDA,
     Homeowner Mortgage,
     4.375%, 11/8/01                            3,810                  3,810

  Total South Dakota
  (Cost $25,695)                                                      25,695


  TENNESSEE  7.7%

  Memphis, GO, 4.50%, 10/1/01                   1,500                  1,501

  Memphis, 7.00%, 10/1/13
     (Prerefunded 10/1/01!)                     3,000                  3,040

  Metropolitan Nashville
     & Davidson County
     Vanderbilt Univ.
       3.70%, 1/15/02                           3,000                  3,000

  Metropolitan Nashville
     & Davidson County, GO
       VRDN (Currently 2.11%)
       (FGIC Insured)                           9,665                  9,665

  Sevier County Public
     Building Auth., GO
       VRDN (Currently 2.55%)
       (FSA Insured)                              400                    400

  Shelby County, GO
     Public Improvement
       4.75%, 6/1/02                              525                    534

     TAN, 2.15%, 9/6/01                        10,000                 10,000

     TECP, 2.50 - 2.55%,
     10/9 - 11/6/01                            20,500                 20,500

  Sumner County, Capital Outlay,
     GO, VRDN (Currently 2.10%)                10,000                 10,000

  Total Tennessee
  (Cost $58,640)                                                      58,640


  TEXAS  8.7%

  Austin Utility System
       9.25%, 11/15/01
       (MBIA Insured)
       (Escrowed to Maturity)                     705                    712

  Dallas County Community College,
     VRDN (Currently 2.10%)                    11,400                 11,400

  Dallas Waterworks and Sewer,
     5.75%, 10/1/01                             1,835                  1,837

  Gulf Coast Waste Disposal Auth.,
     Amoco Oil, 3.25%, 9/1/01                   7,000                  7,000

  Harris County, Toll Road,
       6.50%, 8/15/17
       (AMBAC Insured)
       (Prerefunded 8/15/02!)                 $ 5,210                $ 5,510

  Houston, GO
       4.80%, 4/1/02                            1,000                  1,008

     Public Improvement,
       5.80%, 3/1/02                            1,350                  1,367

  Houston Water & Sewer
       6.375%, 12/1/17
       (AMBAC Insured)
       (Prerefunded 12/1/01!)                     385                    395

  Midland IDR, W. W. Grainger,
       VRDN (Currently 2.20%)                     775                    775

  National Research Laboratory Commission Fin.
     Superconducting Super Collider
       6.75%, 12/1/04
       (Prerefunded 12/1/01!)                     400                    411

       7.10%, 12/1/21
       (Prerefunded 12/1/01!)                   9,670                  9,955

  San Antonio, GO
       4.50%, 2/1/02                              910                    916
       8.00%, 8/1/02                            1,200                  1,257

  Texas, GO
       4.70%, 10/1/01                             250                    250
       5.00%, 10/1/01                           1,000                  1,002
       5.20%, 10/1/01                           2,500                  2,502

  Texas A&M Univ. Revenues,
     5.50%, 5/15/02                             1,610                  1,644

  Texas, GO, TRAN,
     3.75%, 8/29/02                            18,000                 18,224

  Total Texas
  (Cost $66,165)                                                      66,165


  UTAH  1.3%

  Intermountain Power Agency
       2.11%, 9/6/01
       (MBIA Insured)                           5,000                  5,000

       3.10%, 9/17/01
       (AMBAC Insured)                          3,500                  3,500

  Salt Lake City PCR,
       4.35%, 10/1/01                           1,715                  1,716

  Total Utah
  (Cost $10,216)                                                      10,216


  VERMONT  0.3%

  Vermont Ed. & Health
     Buildings Fin. Agency
     Middlebury College,
     4.40%, 11/1/01                             2,000                  2,000

  Total Vermont (Cost $2,000)                                          2,000


  VIRGINIA  2.4%

  Arlington County, GO,
     5.70%, 12/1/01                           $ 1,500                $ 1,511

  Chesapeake, GO,
     4.80%, 12/1/01                               500                    502


  Chesterfield County, Water & Sewer,
     5.625%, 11/1/01                            2,020                  2,030

  Fairfax County, GO,
     4.50%, 6/1/02                              1,400                  1,419

  Loudoun County, GO,
     5.00%, 1/1/02                              3,575                  3,596

  Newport News, GO
       4.00%, 8/15/02                           2,235                  2,265
       6.00%, 5/1/02                              850                    868

  Norfolk, GO,
       5.40%, 2/1/02                              300                    302

  Norfolk IDA,
       VRDN (Currently 2.10%)                   1,040                  1,040

  Virginia College Building Auth.,
       5.75%, 2/1/02                            1,000                  1,011

  Virginia HDA, Multi Family
       4.50%, 11/1/01                             550                    551
       4.95%, 11/1/01                           1,500                  1,505

  Virginia Public School Auth., GO
       4.25%, 4/1/02                              500                    502

       4.80%, 1/1/02                            1,000                  1,005

  Total Virginia
  (Cost $18,107)                                                      18,107

  WASHINGTON  2.9%

  Lewis County Public Utility Dist.
       7.00%, 10/1/22
       (Prerefunded 10/01/01!)                  2,900                  2,968

     Cowlitz Falls Hydroelectric
       7.00%, 10/1/12
       (Prerefunded 1/1/01!)                    1,000                  1,023

  Tacoma Electric Systems,
       VRDN (Currently 2.11%)
       (FSA Insured)                            6,300                 6 ,300

  Washington, GO
       4.25%, 1/1/02                            1,000                  1,006
       4.50%, 9/1/01                            7,045                  7,045
       5.00%, 7/1/02                            1,500                  1,531
       5.10%, 9/1/01                            1,500                  1,500
       6.20%, 9/1/01                            1,000                  1,000

  Total Washington
  (Cost $22,373)                                                      22,373


  WISCONSIN                                       3.3%

  Milwaukee, GO, 6.00%, 2/1/02                $   575                $   581

  Milwaukee Metropolitan
     Sewage Dist., GO,
       7.00%, 9/1/01                            2,500                  2,500

  Wisconsin, GO
  5.10%, 11/1/01                                  700                    702

     TECP, 2.80%, 9/7/01                        5,000                  5,000
     TECP, 2.83%, 9/6/01                       12,670                 12,670
     TECP, 2.95%, 9/10/01                       2,730                  2,730

  Wisconsin, 6.30%, 5/1/12
  (Prerefunded 5/1/02!)                         1,000                  1,025

  Total Wisconsin
  (Cost $25,208)                                                      25,208


  WYOMING  0.3%

  Lincoln County PCR,
     3.30%, 10/1/01                             2,600                  2,600

  Total Wyoming
  (Cost $2,600)                                                        2,600


Total Investments in Securities
102.4% of Net Assets
(Cost $780,619)                                                      780,619

Other Assets Less Liabilities                                        (18,352)

NET ASSETS $762,267

Net Assets Consist of:
Accumulated net investment
income - net of distributions            $                               180

Accumulated net realized
gain/loss - net of distributions                                          13

Paid-in-capital applicable to
762,244,194 shares of $0.01 par
value capital stock outstanding;
5,000,000,000 shares authorized                                      762,074

NET ASSETS                                                          $762,267

NET ASSET VALUE PER SHARE

TAX-EXEMPT SHARES
($734,766,141 / 734,745,335
SHARES OUTSTANDING)                                                 $    1.00

TAX-EXEMPT PLUS SHARES
($27,500,534 / 27,498,859
SHARES OUTSTANDING)                                                 $   1.00


!       Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
BAN     Bond Anticipation Note
EFA     Educational Facility Authority
FGIC    Financial Guaranty Insurance Company
FSA     Financial Security Assurance Corp.
GO      General Obligation
HDA     Housing Development Authority
HEFA    Health & Educational Facility Authority
HFA     Health Facility Authority
HHEFA   Health & Higher Educational Facility Authority
IDA     Industrial Development Authority
IDR     Industrial Development Revenue
MBIA    Municipal Bond Investors Assurance Corp.
PCR     Pollution Control Revenue
PFA     Public Facility Authority
TAN     Tax Anticipation Note
TECP    Tax-Exempt Commercial Paper
TRAN    Tax Revenue Anticipation Note
VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 6 Months
                                                                    Ended
                                                                  8/31/01

  Investment Income (Loss)

  Interest income                                                 $12,341

  Expenses

     Investment management                                          1,610

     Shareholder servicing

       Tax-Exempt Money shares                                        245

       Tax-Exempt Money PLUS shares                                    24

     Custody and accounting                                            78

     Registration                                                      29

     Prospectus and shareholder reports

       Tax-Exempt Money shares                                         17

       Tax-Exempt Money PLUS shares                                  --

     Legal and audit                                                   10

     Directors                                                          9

     Miscellaneous                                                     42

     Total expenses                                                 2,064

     Expenses paid indirectly                                         (12)

     Net expenses                                                   2,052

  Net investment income (loss)                                     10,289

  Realized and Unrealized Gain (Loss)

     Net realized gain (loss) on sec                                   13

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                          $10,302



The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                             6 Months                   Year
                                                Ended                  Ended
                                              8/31/01                2/28/01

  Increase (Decrease) in Net Assets
  Operations
     Net investment income (loss)             $10,289                $25,425

     Net realized gain (loss)                      13                     38

     Increase (decrease) in net assets
     from operations                           10,302                 25,463

  Distributions to shareholders
     Net investment income
       Tax-Exempt Money shares                 (9,939)               (24,852)

       Tax-Exempt Money PLUS shar                (350)                  (573)

     Decrease in net assets from
     distributions                            (10,289)               (25,425)

  Capital share transactions *
     Shares sold
       Tax-Exempt Money shares                245,559                618,863

       Tax-Exempt Money PLUS shar              33,382                 66,206

     Distributions reinvested
       Tax-Exempt Money shares                  9,595                 23,613

       Tax-Exempt Money PLUS shar                 351                    538

     Shares redeemed
       Tax-Exempt Money shares               (251,182)              (581,346)

       Tax-Exempt Money PLUS shar             (28,050)               (62,622)

     Increase (decrease) in
     net assets from
     capital share transactions                 9,655                 65,252

  Net Assets
  Increase (decrease)
  during period                                 9,668                 65,290

  Beginning of period                         752,599                687,309

  End of period                              $762,267               $752,599


*Capital share transactions at net asset value of $1.00 per share.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2001


Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes. The fund offers two classes of shares-Tax-Exempt Money, offered since April 8, 1981, and Tax-Exempt Money PLUS, first offered on November 1, 1998. Tax-Exempt Money PLUS provides expanded shareholder services, the cost of which is borne by its shareholders. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters which relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts

     Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     Class Accounting

     Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis and paid monthly.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund"s custody charges.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At August 31, 2001, the cost of investments for federal income tax purposes
     was  substantially  the  same  as  for  financial   reporting  and  totaled
     $780,619,000.


NOTE 3 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $272,000 was payable at August 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.

     is the fund"s transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $271,000 for the six months ended August 31, 2001, of which $53,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers" reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number
appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus ppropriate to the fund or funds covered
in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek
Tampa

4200 West Cypress Street
10th Floor
Washington, D.C., Area

Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.F52-051  08/01

Semiannual Report

Tax-Free Funds

August 31, 2001

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                              1

Portfolio Managers' Report                                              2

  Economy and Interest Rates                                            2

  Market News                                                           2

  Portfolio Strategy Tax-Exempt Money Fund
  and PLUS Shares                                                       3

  Portfolio Strategy Tax-Free Short-
  Intermediate Fund                                                     4

  Portfolio Strategy Tax-Free Intermediate
  Bond Fund                                                             5

  Portfolio Strategy Tax-Free Income F                                  6

  Portfolio Strategy Tax-Free High Yie                                  8

Outlook                                                                 9

Performance Comparison                                                 11


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Highlights
--------------------------------------------------------------------------------

o Amid economic weakness and stock market volatility, municipal bonds posted superior returns during the past six months.

o All but one fund surpassed the average return for competitor funds during the six-month period ended August 31, 2001, and all outperformed for the one-year period.

o A steeper yield curve benefited intermediate- and longer-term bonds, and lower-quality bonds recovered some ground and provided good overall returns.

o    Municipal bonds should fare well against a backdrop of a weaker economy.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/01                       12 Months               6 Months
--------------------------------------------------------------------------------

Tax-Exempt Money Fund                            3.19%                  1.38%

Tax-Exempt Money Fund
PLUS Class                                       3.02                   1.32

Lipper Tax-Exempt Money
Market Funds Average                             2.99                   1.26
--------------------------------------------------------------------------------

Tax-Free Short-
Intermediate Fund                                3.58                   7.80

Lipper Short-Intermediate
Municipal Debt Funds Average                     3.41                   7.34
--------------------------------------------------------------------------------

Tax-Free Intermediate
Bond Fund                                        4.08                   9.16

Lipper Intermediate
Municipal Debt Funds Average                     4.19                   8.87
--------------------------------------------------------------------------------

Tax-Free Income Fund                             4.76                  10.66

Lipper General Municipal
Debt Funds Average                               4.72                   9.69
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                         5.43                   9.21

Lipper High Yield Municipal
Debt Funds Average                               5.16                   7.75
--------------------------------------------------------------------------------

Price and Yield
                                   Tax-     Tax-       Tax-
                                 Exempt     Free       Free                Tax-
                         Tax-     Money    Short-    Inter-      Tax-      Free
                       Exempt      Fund    Inter-   mediate      Free      High
Period Ended            Money      PLUS   mediate      Bond    Income     Yield
8/31/01                  Fund     Class      Fund      Fund      Fund      Fund
--------------------------------------------------------------------------------

Price Per Share          1.00      1.00      5.46     11.20      9.93     11.84

Dividends Per Share

  For 6 months          0.014     0.013      0.11      0.24      0.24      0.34

  For 12 months         0.032     0.030      0.23      0.48      0.48      0.67

Dividend Yield
(7-Day Compound) *       1.94%     1.68%     --        --        --        --

30-Day Dividend Yield *  --        --        3.92%     4.21%     4.83%     5.55%

30-Day Standardized
Yield to Maturity        --        --        2.86      3.21      4.14      5.02


* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Portfolio Managers' Report
--------------------------------------------------------------------------------

Amid economic weakness and stock market turmoil, municipal bonds quietly posted superior total returns during the six months ended August 31, 2001. An aggressive interest rate reduction program by the Federal Reserve prompted strong capital gains in most segments of the municipal bond market. Municipal money market securities provided a safe haven for investors, although their yields declined along with other short-term securities.


ECONOMY AND INTEREST RATES

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

News from the economic front was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.

Municipal Bond and Note Yields

                          30-Year                 5-Year                 1-Year
                           AAA GO                 AAA GO                Moody's
--------------------------------------------------------------------------------

8/31/00                      5.50                   4.43                   4.30
                             5.61                   4.53                   4.35
                             5.52                   4.48                   4.40
                             5.43                   4.46                   4.40
12/31/00                     5.16                   4.15                   4.00
                             5.17                   3.84                   3.40
                             5.15                   3.86                   3.30
                             5.13                   3.73                   3.05
4/30/01                      5.32                   3.94                   3.05
                             5.27                   3.78                   2.80
                             5.22                   3.73                   2.60
                             5.06                   3.56                   2.65
8/31/01                      4.95                   3.30                   2.45



     The Federal Reserve was quick to respond to weakness, cutting the federal funds target rate five times during the past six months, from 5.5% to 3.5%. A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates very aggressively.

MARKET NEWS

     Municipal market yields declined in tandem with Fed actions. In addition, poor performance by equities significantly increased investor demand for municipal bonds. Even though supply nationwide was up by 40% over last year, rising demand-municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August-still pushed prices up and yields down. Municipal yields ended the period at lows last seen in 1998 and early 1999.

     The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound, long-lasting impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it.

     Please check the Outlook section of this letter for our views on how the attack is likely to affect the municipal bond market.

     With rates falling sharply, especially in shorter-term maturities, investors were drawn to the higher yields on longer and lower-quality offerings. Credit spreads-the differences between yields on bonds with high and low credit ratings-narrowed as a result. The trend was a boon to performance among high-yield munis, which are ordinarily threatened by poor economic environments.


PORTFOLIO STRATEGY

     Tax-Exempt Money Fund and PLUS Shares

     Performance for the Tax-Exempt Money Fund exceeded its peer group averages for both the 6- and 12-month periods ended August 31. The fund returned 1.38% and 3.19%, respectively. The Tax-Exempt Money Fund PLUS Class shares also exceeded Lipper, though yields were slightly lower due to the fund's higher expenses in exchange for the additional services offered.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                    42                     67

Weighted Average Quality *                 First Tier             First Tier


* All securities purchased in the money funds are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

     With ongoing economic weakness and continued interest rate cuts by the Federal Reserve, municipal money market rates moved lower during the past six months. Overnight yields, which averaged 3.85% in the prior six months, declined 105 basis points to 2.80% in the most recent period (100 basis points equal one percent). Yields on one-year maturities, which averaged 4.05% during the prior six-month period, declined steadily over the past six months to 2.45%.

Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

  General Obligations - Local                      13%                    19%

  Hospital Revenue                                 33                     17

  General Obligations - State                       9                     14

  Educational Revenue                              20                     12

  Prerefunded Bonds                                 5                     10


     The fund's performance advantage relative to its peer group resulted from an investment strategy that overweighted longer-term securities, thereby locking in higher yields for longer periods. This strategy reduced the fund's exposure to declining yields in the more volatile front end of our yield curve. The effect was to extend the fund's weighted average maturity, which began the period at 42 days, to 67 days at the end of August, compared with a weighted average maturity of 36 days for the peer group. The result of this strategy was that the fund's yield declined much more slowly than market rates in general, to the benefit of our shareholders.


PORTFOLIO STRATEGY

     Tax-Free Short-Intermediate Fund

     The fund's return exceeded that of its Lipper benchmark during the past six months. During the period, short-term municipal rates followed taxable bond rates lower. Three-year municipal rates fell 70 basis points from 3.7% to 3.0%, the lowest level since September 1993.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  3.9                    3.6

Weighted Average Effective
Duration (years)                                  2.7                    2.6

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        12%                    16%

General Obligations - Local                        16                     14

Electric Revenue                                    2                     12

Lease Revenue                                       8                     11

Dedicated Tax Revenue                              10                     11


     Early in the period, we kept duration slightly long, extending on weakness in April, then allowing the duration to shorten to a neutral position as we moved through July into August. With short-term municipal yields moving below the 10-year low, we did not see the value in being aggressive. (A fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

     Our credit profile changed modestly. New York City general obligation bonds were cut in half. We had maintained an overweighted position; however, recent economic weakness, especially in the financial industry, made us believe a smaller allocation was warranted. Pre-refunded bonds were also reduced. Their yield premiums were slim, and they had relatively short maturities. We were able to expand modestly into state general obligation bonds and lock in slightly higher yields.

     While the fund did relatively well over the period, with rates so low, future returns will most likely come from income rather than appreciation.


PORTFOLIO STRATEGY

     Tax-Free Intermediate Bond Fund

     Fund performance was strong for the 6- and 12-month periods ended August 31, slightly trailing the Lipper average during the past six months but surpassing it over the longer period. The fund's net asset value rose from $11.00 per share at the end of February to $11.20, while the dividend per share remained stable at $0.24.

Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  7.2                    7.7

Weighted Average Effective
Duration (years)                                  4.5                    4.7

Weighted Average Quality *                         AA                     AA


* Based on T. Rowe Price research.

     Intermediate-term interest rates fell during the reporting period, but less sharply than short-term rates. For example, seven-year general obligation yields declined 30 basis points from 4% to 3.70% while three-year rates dropped 70 basis points. This was a result of the Federal Reserve's aggressive rate-cutting program. The Fed's actions tend to affect short-term rates more than intermediate- and long-term rates.


Top 5 Sectors
--------------------------------------------------------------------------------

Portfolio Characteristics
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        14%                    16%

General Obligations - Local                        12                     16

Electric Revenue                                    6                     13

Dedicated Tax Revenue                              13                     12

Lease Revenue                                       4                      8


     We kept the fund's interest rate exposure slightly long throughout the period. While this strategy helped performance, our positioning along the yield curve played a very important role. (The yield curve graphically depicts the relationship among short-, intermediate-, and long-term yields.) Our overweighting in five-year bonds benefited results but was somewhat offset by exposure to the 15-year sector, which we increased toward the end of the period because it appeared undervalued at the time. The fund's duration rose from 4.5 to 4.7 years over six months, a reflection of our general strategy. (A fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.)


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 15.7                   16.3

Weighted Average Effective
Duration (years)                                  7.2                    6.8

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


     Overall credit quality was unchanged, although the composition of our holdings did change slightly. State and local general obligation and lease revenue bonds increased, while we reduced our allocation to solid waste, water and sewer, and education revenue bonds. The portfolio's component of electric revenue securities rose significantly as we combined the nuclear and electric revenue sectors; consolidation within the industry has made the distinction between these segments less relevant.


PORTFOLIO STRATEGY

     Tax-Free Income Fund

     The fund provided solid returns for the six-month and one-year periods as interest rates continued to trend lower. The net asset value rose from $9.72 to $9.93 over the past six months, continuing the strength shown during the past year. As prices rose, the fund's dividend yield declined from 4.95% to 4.83%, a modest move considering that market rates fell anywhere from 20 to 80 basis points, depending on the maturity of the bond. While we try to manage the fund to benefit from interest rates moves, we also try to preserve tax-free income by holding on to bonds purchased in higher interest rate environments.

     Probably the most important influence on bond fund returns this year was the steepening yield curve as short-term rates fell by more than 75 basis points in the last six months, while long-term rates declined by only about
     25. From March through late May, long-term rates rose modestly as concerns about energy prices and fiscal discipline at the federal government weighed on the market. During this period, we kept our duration in what we consider a neutral position. (A fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.)

     In late May and June, as a weaker economy became clear and inflation concerns receded, the long end of the market began to rally and long-term rates fell. We took advantage of more favorable markets to lengthen duration a bit. By the end of August, as long-term rates approached 5%, the fund's weighted average maturity was half a year longer than six months ago while the duration was shorter, a result of many bonds trading to their call dates instead of maturity. Although our returns were certainly respectable, in retrospect we would have been better served by buying more intermediate-term bonds to benefit from the steepening yield curve.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Electric Revenue                                    3%                    14%

Hospital Revenue                                   14                     14

Prerefunded Bonds                                   8                      8

General Obligations - Local                         9                      8

Water and Sewer Revenue                             6                      8


     At the beginning of the period, we identified an opportunity in medium- and lower-rated bonds that had underperformed in 2000. Although the economy continued to slow in 2001, we selectively added some single-A and BBB rated bonds that met our credit tests and appeared to offer attractive return potential. For example, we sold insured hospital revenue bonds and bought uninsured bonds that we thought would benefit as this sector began to recover from three difficult years. We also added some electric utility bonds that we felt would be good performers going forward.

     All in all, the additions represented about 2% of the portfolio's assets, not enough to move our relatively high average credit quality, but enough to help performance as these bonds' returns were higher than most AAA and AA rated credits. They also provided an important offset to declining income from our short-term investments. For the near term, we expect to maintain our strategy of keeping the portfolio at least in a neutral or longer duration posture and preserving higher-yielding securities to maintain income.


PORTFOLIO STRATEGY

     Tax-Free High Yield Fund

     The Tax-Free High Yield Fund posted solid returns for the six-month reporting period and generated exceptional absolute and relative returns versus our peer group for the 12-month period. The fund's net asset value rose from $11.56 to $11.84 a share over the last six months as declining interest rates and improved markets for high-yield credits benefited performance.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 17.7                   17.6

Weighted Average Effective
Duration (years)                                  7.5                    7.0

Weighted Average Quality *                       BBB+                   BBB+


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Life Care/Nursing Home Revenue                     14%                    15%

Hospital Revenue                                   16                     15

Industrial and Pollution

Control Revenue                                    12                     12

Electric Revenue                                    2                     12

Prerefunded Bonds                                   8                      7



     The major factor influencing high-yield tax-free bonds during the past six months was the significant shift in investor sentiment toward lower-rated debt in a declining interest rate environment. Yields on medium- and lower-quality securities followed yields on AAA municipals lower as concerns about the health of the U.S. economy deepened. However, the price appreciation of higher-yielding municipals outpaced the high-grade market as investors sharply reversed a two-year stretch during which there was a wide gap between the yields of high- and low-quality securities. The lower yields on AAA rated securities attracted many investors to our higher-yielding sector.

     Hospital and health care bonds led the rally in our area. The hospital segment of the Lehman Municipal Index (a broad universe of municipal bonds used as a proxy for the market) outperformed the overall index by more than two percentage points (7.01% vs. 4.75%) over the last six months and by more than three points for the 12-month period (13.42% vs. 10.19%). Stronger financial performance from health care providers and brighter reimbursement prospects aided this sector's underlying fundamental outlook. Corporate-backed debt also fared well, outpacing the Lehman Municipal Index by six-tenths of one percent, mirroring the performance of Old Economy credits in the taxable bond market.

     We selectively added to lower-rated bonds throughout the period. Moving forward, however, we are more cautious in our outlook for them. The sharp rally in high-yield bonds came at a time when the overall economy is quite weak. Many higher-yielding credits have moved from significantly undervalued levels to fully valued levels. As a result, we will be opportunistic in our approach, relying heavily on our exceptional research team to identify undervalued high-yield municipals.

  Quality Diversification
  ------------------------------------------------------------------------------
  AAA                                                                  13
  AA                                                                   14
  A                                                                    15
  BBB                                                                  25
  BB and below                                                         33



OUTLOOK

Interest rates have fallen so sharply this year that at times it's been difficult to maintain investor interest-a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are providing better income to investors than after-tax Treasury income, even to investors in the lowest tax brackets.

Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered rates again in September and is likely to continue cutting short-term rates until signs of a recovery emerge.

While there are reasons to be cautious considering the impressive returns of the past year, even with the historically low level of interest rates and the significant level of monetary and fiscal stimulus injected into the economy, it seems premature to begin forecasting higher rates. We think the weaker economy will be the major influence on interest rates over the near term. We recognize, however, that these are uncertain times for the markets, and we will be flexible in our response to conditions as they transpire.

Respectfully submitted,


Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund


Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds


Mary J. Miller
Chairman of the Investment Advisory Committees
Tax-Free Income and Tax-Free High Yield Funds

September 16, 2001


Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

TAX-EXEMPT MONEY SHARES
--------------------------------------------------------------------------------
                                               Lipper             Tax-Exempt
                                        Funds Average           Money Shares
--------------------------------------------------------------------------------

8/91                                            10000                  10000
8/92                                            10317                  10299
8/93                                            10531                  10514
8/94                                            10746                  10743
8/95                                            11093                  11095
8/96                                            11434                  11446
8/97                                            11783                  11806
8/98                                            12145                  12183
8/99                                            12467                  12522
8/00                                            12875                  12950
8/01                                            13263                  13363


TAX-EXEMPT MONEY PLUS SHARES
--------------------------------------------------------------------------------
                                                                  Tax-Exempt
                                               Lipper             Money PLUS
                                              Average                  Share
--------------------------------------------------------------------------------

11/1/98                                         10000                  10000
8/99                                            10215                  10206
8/00                                            10551                  10535
8/01                                            10869                  10853



TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

                                                  Lipper
                 Lehman  Brothers     Short-Intermediate               Tax-Free
                        3-Year GO         Municipal Debt     Short-Intermediate
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        10879                  10858                  10709
8/93                        11595                  11722                  11403
8/94                        11895                  11939                  11651
8/95                        12708                  12652                  12336
8/96                        13208                  13112                  12810
8/97                        13941                  13866                  13492
8/98                        14745                  14668                  14248
8/99                        15174                  14931                  14579
8/00                        15887                  15575                  15235
8/01                        17150                  16788                  16423



TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                                  Lipper
                  Lehman Brothers           Intermediate               Tax-Free
                 7-Year Municipal         Municipal Debt           Intermediate
Bond Index          Funds Average              Bond Fund
--------------------------------------------------------------------------------

11/30/92                    10000                  10000                  10000
8/93                        10883                  10892                  11103
8/94                        11037                  11020                  11308
8/95                        12007                  11829                  12212
8/96                        12475                  12343                  12696
8/97                        13446                  13260                  13572
8/98                        14471                  14242                  14599
8/99                        14688                  14299                  14652
8/00                        15597                  15055                  15460
8/01                        17061                  16413                  16876


TAX-FREE INCOMEFUND
--------------------------------------------------------------------------------

                 Lehman  Brothers         Lipper General               Tax-Free
                        Municipal         Municipal Debt                 Income
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------
8
/91                        10000                  10000                  10000
8/92                        11116                  11136                  11166
8/93                        12473                  12507                  12676
8/94                        12490                  12400                  12575
8/95                        13598                  13340                  13594
8/96                        14310                  14013                  14336
8/97                        15633                  15287                  15623
8/98                        16985                  16580                  17008
8/99                        17070                  16343                  16813
8/00                        18226                  17197                  17836
8/01                        20084                  18905                  19736


TAX-FREE HIGH YIELDFUND
--------------------------------------------------------------------------------

                                       Lipper High Yield               Tax-Free
                  Lehman Brothers         Municipal Debt             High Yield
               Revenue Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        11181                  11011                  11145
8/93                        12638                  12229                  12615
8/94                        12619                  12311                  12711
8/95                        13742                  13270                  13701
8/96                        14544                  13990                  14500
8/97                        15971                  15352                  15991
8/98                        17390                  16699                  17408
8/99                        17464                  16582                  17202
8/00                        18603                  16683                  17658
8/01                        20500                  17853                  19284


Average Annual Compound Total Return
--------------------------------------------------------------------------------

  This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods                                                     Since    Inception
  Ended 8/31          1 Year      5 Years     10 Years     Inception       Date
  ------------------------------------------------------------------------------

  Tax-Exempt
  Money                 3.19%        3.15%        2.94%        --       4/8/81

  Tax-Exempt
  Money PLUS            3.02         --           --           2.93%   11/1/98

  Tax-Free
  Short-Intermediate    7.80         5.10         5.09         --     12/23/83

  Tax-Free
  Intermediate Bond     9.16         5.86         --           6.16   11/30/92

  Tax-Free
  Income               10.66         6.60         7.04         --     10/26/76

  Tax-Free
  High Yield            9.21         5.87         6.79         --       3/1/85



  Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund and PLUS Class shares.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com
Plan Account Lines for retirement
plan participants:
The appropriate 800 number
appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.         C03-051  8/31/01